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                                                                   Exhibit 10.15


                    FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

     THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (this "Amendment"), dated as of the 3rd day of September, 2003, by and between SUGAR LAND HOTEL DEVELOPERS, LLC, a Georgia limited liability company (the "Contributor"); and HIGHLAND HOSPITALITY, L.P., a Delaware limited partnership (the "Acquirer"), recites and provides:

RECITALS:

     A. Pursuant the terms of that certain Contribution Agreement dated as of August 6, 2003 (the "Sugar Land Contribution Agreement"), between the Contributor and the Acquirer, the Contributor agreed to contribute the Contributed Assets to the Acquirer, and the Acquirer agreed to acquire the Contributed Assets from the Contributor, on the terms and conditions more particularly set forth in the Sugar Land Contribution Agreement.

     B. The Contributor and the Acquirer desire to amend the Sugar Land Contribution Agreement as more particularly described below.

AMENDMENT:

     For and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contributor and the Acquirer hereby agree as follows:

     1. Definitions. Unless specifically defined herein, all defined terms used in this Amendment shall have the same meanings set forth in the Sugar Land Contribution Agreement. The Recitals are hereby incorporated herein by this reference.

     2. Amendment. The definition of the "IPO" contained in Section 1.2 of the Sugar Land Contribution Agreement is hereby amended by deleting the phrase "Two Hundred Fifty Million Dollars ($250,000,000)" and inserting the following in lieu thereof: "Two Hundred Million Dollars ($200,000,000)." Except as expressly amended hereby, the Sugar Land Contribution Agreement is hereby ratified and confirmed and remains in full force and effect. In the event of any inconsistency between the terms of the Sugar Land Contribution Agreement and this Amendment, the terms of this Amendment shall in all cases govern.

     3. Miscellaneous. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. This Amendment, together with the Sugar Land Contribution Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter thereof and their rights and obligations relating thereto and the amendments effected hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto. This Amendment may be modified only by a written instrument duly executed by the parties hereto. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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     IN WITNESS WHEREOF, the Contributor and the Acquirer have caused this
Amendment to be executed on their behalf by their duly authorized representatives as of the date first above written.

                                    CONTRIBUTOR:

                                    SUGAR LAND HOTEL DEVELOPERS, LLC, a
                                    Georgia limited liability company


                                    By: /s/ James M. Stormont
                                        ----------------------------------------
                                    Name:   James M. Stormont
                                    Title:  Management Committee Member


                                    ACQUIRER:

                                    HIGHLAND HOSPITALITY, L.P. a Delaware
                                    limited partnership


                                    By: Highland Hospitality Corporation, its
                                        General Partner


                                        By: /s/ James L. Francis
                                            ------------------------------------
                                        Name:  James L. Francis
                                        Title: President and Chief
                                               Executive Officer

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